 December 19, 2012

Filing Desk

Securities and Exchange Commission

100 F Street, NE

Washington, D.C. 20549

RE:       Form N-14 for the Calvert VP Russell 2000 Small Cap Index Portfolio, the Calvert VP S&P 500 Index Portfolio and the Calvert VP Investment Grade Bond Index Portfolio, each a series of Calvert Variable Products, Inc. (File No. 333-__________)

Ladies and Gentlemen:

  Transmitted electronically herewith on behalf of Calvert Variable Products, Inc. is Form N-14 for the Calvert VP Russell 2000 Small Cap Index Portfolio, the Calvert VP S&P 500 Index Portfolio and the Calvert VP Investment Grade Bond Index Portfolio, pursuant to Rules 488 and 145 under the Securities Act of 1933, as amended (the “1933 Act”).

The purpose of the prospectus/proxy statement is to obtain shareholder approval to reorganize the assets of (i) Calvert VP Small Cap Growth Portfolio into Calvert VP Russell 2000 Small Cap Index Portfolio, (ii) Calvert VP SRI Equity Portfolio into Calvert VP S&P 500 Index Portfolio and (iii) Calvert VP Income Portfolio into Calvert VP Investment Grade Bond Index Portfolio, SRI Strategic Portfolio.  Each merging portfolio is a series of Calvert Variable Series, Inc.

Please note that the net asset value of Calvert VP SRI Equity Portfolio is less than 10 percent of the net asset value of Calvert VP S&P 500 Index Portfolio.  Accordingly, in reliance on paragraph 2 of Item 14 of Form N-14, pro forma financial statements are not included in Part B of this Form N-14 for the reorganization of Calvert VP SRI Equity Portfolio into Calvert VP S&P 500 Index Portfolio.

It is proposed that this filing will become effective on January 29, 2013 pursuant to Rule 488 under the 1933 Act.

Please feel free to contact me at 301-657-7044 with any questions about this filing.

            Very truly yours,

            /s/ Andrew K. Niebler

            Andrew Niebler

            Associate General Counsel

            Calvert Investments, Inc.